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                                                                   Exhibit 10.33

                                    AMENDMENT

         AMENDMENT, dated as of January 13, 1997 (this "AMENDMENT"), to the Credit Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among COLE VISION CORPORATION, a Delaware corporation ("COLE VISION"), THINGS REMEMBERED, INC., a Delaware corporation ("THINGS REMEMBERED"), COLE GIFT CENTERS, INC., a Delaware corporation ("COLE GIFTS"), PEARLE, INC., a Delaware corporation ("PEARLE") and PEARLE SERVICE CORPORATION, a Delaware corporation ("PSC"; Cole Vision, Things Remembered, Cole Gifts, Pearle and PSC each being referred to as a "BORROWER" and collectively as the "BORROWERS"), the several banks and other financial institutions from time to time parties thereto (collectively, the "LENDERS") and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian-chartered bank acting through its New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "ADMINISTRATIVE AGENT").

                             W I T N E S S E T H:

         WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

         WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein; and

         WHEREAS, the Administrative Agent and the Lenders are willing to effect such amendment, but only upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

         2. AMENDMENT TO SUBSECTION 8.3. Subsection 8.3 of the Credit Agreement is hereby amended by inserting the following new paragraph (m) at the end thereof:

         "(m) Liens on Inventory which is the subject of a trade letter of credit issued for the account of a Borrower by CoreStates Bank, N.A. or CoreStates Bank International, to the extent permitted pursuant to subsection 8.1(f), on the various documents related thereto and on the proceeds thereof; PROVIDED that (i) any such Lien is not spread to cover any other property or assets of any Borrower, (ii) the amount of Indebtedness secured thereby is not increased and (iii) the




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         Lien on the subject property shall terminate according to its terms upon payment in full of the reimbursement obligations with respect to the relevant trade letter of credit."

         3. AUTHORIZATION TO ADMINISTRATIVE AGENT. The Lenders hereby authorize the Administrative Agent to enter into an agreement with CoreStates in substantially the form of Exhibit A hereto.

         4. AMENDMENT TO SCHEDULE II TO CREDIT AGREEMENT. Schedule II to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof the Revised Schedule II attached hereto as Exhibit B.

         5. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Credit Agreement, PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Each Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         6. EFFECTIVENESS. This Amendment shall be effective upon execution and delivery by each of the Borrowers, the Administrative Agent and the Majority Lenders.

         7. CONTINUING EFFECT OF CREDIT AGREEMENT. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

         8. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

         9. PAYMENT OF EXPENSES. The Borrowers agree, jointly and severally, to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND



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CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                         COLE VISION CORPORATION

                         By: /s/ Joseph Gaglioti
                            --------------------------------------
                            Title:

                         THINGS REMEMBERED, INC.

                         By: /s/ Joseph Gaglioti
                            --------------------------------------
                            Title:

                         COLE GIFT CENTERS, INC.

                         By: /s/ Joseph Gaglioti
                            --------------------------------------
                            Title:

                         PEARLE, INC.

                         By: /s/ Joseph Gaglioti
                            --------------------------------------
                            Title:

                         PEARLE SERVICE CORPORATION

                         By: /s/ Joseph Gaglioti
                            --------------------------------------
                            Title:



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                         CANADIAN IMPERIAL BANK OF
                              COMMERCE, NEW YORK AGENCY,
                              as Administrative Agent

                         By: /s/ [Authorized Signatory]
                            --------------------------------------
                            Title:

                         CIBC INC.

                         By: /s/ [Aughorized Signatory]
                            --------------------------------------
                            Title:

                         CREDIT SUISSE

                         By: /s/ Edward E. Barr
                            --------------------------------------
                            Title: Associate

                         By: /s/  [Authorized Signatory]
                            --------------------------------------
                            Title:

                         NATIONSBANK, N.A.

                         By: /s/  Philip S. Durand
                            --------------------------------------
                            Title: Vice President